REFUNDING AGREEMENT NO. 3

                  REFUNDING AGREEMENT NO. 3 dated as of September 27, 1996 (this "Refunding Agreement") between PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation ("PNM"), the corporation identified on Schedule I hereto as the Owner Participant (the "Owner Participant"), STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company ("State Street"), not in its individual capacity but solely as owner trustee (the "Owner Trustee") under the Trust Agreement dated as of December 16, 1985 (the "Trust Agreement") with the Owner Participant, THE CHASE MANHATTAN BANK, a New York banking corporation (formerly known as "Chemical Bank") ("Chase"), not in its individual capacity, but solely as lease indenture trustee (the "Indenture Trustee") under the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents dated as of December 16, 1985 (as heretofore supplemented, the "Lease Indenture") with the Owner Trustee and FIRST PV FUNDING CORPORATION, a Delaware corporation ("Funding Corporation").


                                 R E C I T A L S


                  A. PNM, the Owner Participant, the Owner Trustee, the Indenture Trustee and Funding Corporation are party to the Participation Agreement dated as of December 16, 1985 (as heretofore amended, the "Participation Agreement"). State Street is the successor as owner trustee to The First National Bank of Boston ("FNB"), the owner trustee originally designated in and party to the Participation Agreement and the other Transaction Documents (such term and the other capitalized terms used in this Refunding Agreement without definition being defined as provided in Section 1 below) to which FNB was party in its capacity as owner trustee.

                  B. Funding Corporation, PNM and Chase (formerly known as "Chemical Bank") are parties to the Collateral Trust Indenture dated as of December 16, 1985 (as heretofore supplemented and amended, the "Collateral Trust Indenture").

                  C. Pursuant to Section 8(a) hereof, the Owner Trustee has determined to effect a partial prepayment of a portion of one of the Notes as specified in Schedule I hereto (the "Prepayment") on the Closing Date (as defined below). The Note subject to Prepayment is hereinafter called the "Subject Note".

                  D. Funding Corporation has determined to effect a partial optional redemption of the securities outstanding under the Collateral Trust Indenture (the "Redemption"). Funding Corporation intends to redeem (i) $32,256,000 of its 10.30% Lease Obligation Bonds Series 1986A, Due January 15, 2014 (the "Series

                                                                      [3][MFS-1]

A Bonds") and (ii) $167,744,000 of its 10.15% Lease Obligation Bonds, Series 1986B, Due January 15, 2016 (the "Series B Bonds").

                  E. The Owner Trustee shall obtain the funds necessary for the Prepayment (i) by issuing and selling to PNM an Additional Note under the Lease Indenture (the "Issuance and Sale") in the amount and on the terms specified in the form of note included as part of Exhibit A hereto (the "1996 Refunding Note") and (ii) from the payment by PNM of Supplemental Rent (pursuant to
Section 3(b)(ii) of the Facility Lease) to the Owner Trustee in the amount equal to the prepayment premium (the prepayment price less principal being prepaid and accrued interest thereon) to be paid in connection with the Prepayment. The purchase price for the 1996 Refunding Note (the "Purchase Price") will equal the principal amount thereof plus interest accrued thereon from July 15, 1996.

                  F. Funding Corporation shall obtain certain of the funds necessary for the Redemption from (a) the proceeds of (i) the prepayment price of the portion of the Subject Note being prepaid and (ii) the prepayment prices being simultaneously paid in connection with the prepayment in part of the other Pledged Lessor Notes listed on Schedule II hereto other than the Subject Note (the "Transaction Lessor Notes") and (b) amounts paid by PNM pursuant to Section 4(c) of this Agreement and similar provisions of the refunding agreements relating to the other Transaction Lessor Notes.

                  G. The Owner Trustee, as directed and authorized by the Owner Participant, wishes to cause the Issuance and Sale in order to effect the Prepayment and to provide a portion of the funds needed to effect the Redemption.

                  H. Section 3.5(1)(i) of the Lease Indenture provides that Additional Notes may be issued for the purpose of refunding any previously issued series of Notes, in whole or in part. Section 10.1(viii) of the Lease Indenture provides that the Indenture Trustee and the Owner Trustee may, without the consent of the Holders of Notes Outstanding, execute a supplemental indenture to evidence the issuance of and to provide the terms of Additional Notes to be issued under the Lease Indenture in accordance with the terms thereof. Subject to the conditions set forth herein, the Owner Trustee and Indenture Trustee intend to execute a 1996 Supplemental Indenture to the Lease Indenture, dated as of September 27, 1996 (the "1996 Note Supplement"), providing for the issuance under the Lease Indenture of the 1996 Refunding Note as contemplated in the 1996 Note Supplement. The form of the 1996 Note Supplement is attached as Exhibit A hereto.

                  I. Pursuant to the Consent described in Schedule I hereto (the "Consent"), the Owner Participant has consented to the acquisition by PNM of Notes, and by executing this Agreement is willing to consent to the acquisition by PNM of the 1996 Refunding Note on the terms and conditions set forth herein.

                                                                      [3][MFS-1]

                  J. Since the 1996 Refunding Note taken together with the unpaid portion of the Subject Note (as reflected in the Allonge hereinbelow described) exactly corresponds (as to interest rate, maturity and principal amortization) to the Subject Note without giving effect to the Prepayment, PNM and the Owner Participant have agreed that no adjustments pursuant to Section 3(e) of the Lease will be necessary in connection with the Prepayment and/or the issuance of the 1996 Refunding Note.

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1.  Definitions; Acknowledgment; etc.

                  (a) For purposes hereof, capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms set forth in Appendix A to the Participation Agreement or in the Collateral Trust Indenture, as the case may be.

                  (b) On October 2, 1995 (the "Transfer Date"), FNB transferred to State Street substantially all of the corporate trust business of FNB. State Street is a trust company incorporated in Massachusetts and doing business in the United States of America. State Street has a combined capital and surplus of at least $50,000,000. Pursuant to Section 9.01(d) of the Trust Agreement, on the Transfer Date State Street became the Owner Trustee under the Trust Agreement and, therefore, the other Transaction Documents. State Street acknowledges and agrees that, as of the Transfer Date, it has assumed all of the duties and obligations of FNB under the Trust Agreement and the other Transaction Documents. The parties hereto (other than the Owner Trustee) acknowledge the succession of State Street as Owner Trustee under and in respect of the Transaction Documents.

                  (c) Simultaneously with the execution and delivery of this Agreement, the parties hereto (other than the Owner Participant) will be entering into six other refunding agreements substantially similar to this Agreement (the "Other Refunding Agreements"), one with respect to each of the Transaction Lessor Notes. In the event that the Issuance and Sale contemplated by one or more of the Other Refunding Agreements shall not occur for any reason, the Redemption shall be modified to reduce the respective principal amounts of Series A Bonds and Series B Bonds to be subject to such Redemption such that the principal amount of Subject Bonds (as defined in Section 2(a) below) to be redeemed equals the principal amount of the Prepayment hereunder and the Prepayments under such Other Refunding Agreements in respect of which Issuance and Sales shall simultaneously be occurring.


                                                                      [3][MFS-1]

                  SECTION 2.  Agreements of Funding Corporation.

                  (a) On the Closing Date (as defined in Section 6 below), Funding Corporation shall issue a notice of redemption to the Collateral Trust Trustee in the form of Exhibit B hereto (the "Notice of Redemption") with respect to the optional redemption by it of $32,256,000 of Series A Bonds and $167,744,000 of Series B Bonds (collectively, the "Subject Bonds"). The redemption date specified in the Notice of Redemption is October 17, 1996 (the "Redemption Date").

                  (b) Promptly following the Redemption, Funding Corporation will deliver to the Collateral Trust Trustee a Company Request under the Collateral Trust Indenture to effect adjustments to the Sinking Fund schedules applicable to the Bonds not redeemed as part of the Redemption.

                  SECTION 3.  Agreements of Owner Trustee.

                  (a)  On the Closing Date, the Owner Trustee will:

                  (i)  execute and deliver the 1996 Note Supplement;

                  (ii)  execute and deliver the 1996 Refunding Note;

                  (iii) execute and deliver an allonge (the "Allonge") to the Subject Note in the form of Exhibit C hereto;

                  (iv) as required by Section 3.5(4)(b) and (d) of the Lease Indenture, execute and deliver a certificate, request and authorization in the form of Exhibit D hereto (the "Owner Trustee Instrument"); and

                  (v) cause to be delivered an opinion of its counsel in the form of Exhibit E.1 hereto.

                  (b) On the Closing Date, the relevant provisions of this Refunding Agreement shall constitute notice to the Indenture Trustee of the Prepayment. The principal portion of the Purchase Price (the "Amount to be Prepaid" set forth in Schedule I hereto) shall be applied to prepay on the Closing Date the remaining installments of principal of the Subject Note as follows: the "principal amount payable" on each "payment date" specified on
Schedule 1 to the Subject Note shall be prepaid by an amount equal to the "principal amount payable" for such date set forth in Schedule 1 to the 1996 Refunding Note. Annexed as Schedule 1 to the Allonge is the replacement schedule to the Subject Note which reflects the application of the proceeds of Prepayment to the remaining installments of the Subject Note. For each date, the sum of (i) the "principal amount payable" set forth on Schedule 1 to the Allonge for such date and (ii) the "principal amount payable" set forth on Schedule 1 to the 1996 Refunding Note for such date equals the "principal amount payable" for such

                                                                      [3][MFS-1]
date set forth on Schedule 1 to the Subject Note (without giving effect to the Prepayment or the Allonge).

                  SECTION 4.  Agreements of PNM.

                  (a) On the Closing Date, PNM shall acquire the 1996 Refunding Note for an amount equal to the Purchase Price. The Purchase Price shall be paid by wire transfer of immediately available funds to an account at Chase to be designated by Chase on the day immediately preceding the Closing Date (the "Account").

                  (b) On the Closing Date, PNM shall pay an amount equal to the amount specified in item 7 on Schedule I, such payment to be made for the benefit of the Owner Trustee as Supplemental Rent under Section 3(b)(ii) of the Facility Lease. Such payment shall be made by wire transfer of immediately available funds to the Account.

                  (c) On the Closing Date, PNM shall pay to the Account for the benefit of Funding Corporation an amount which, together with other funds available in the Account, will be sufficient to pay the aggregate redemption price of the Subject Bonds on and as of the Redemption Date (the "Aggregate Redemption Price").

                  (d) PNM agrees that, upon acquisition by PNM of the 1996 Refunding Note, PNM will not thereafter sell, assign, transfer or otherwise dispose of any portion of the 1996 Refunding Note or any interest therein (i) except in a transaction which is exempt from the registration requirements of the Securities Act of 1933, as amended, (ii) except in a transaction which would not involve either a prohibited transaction (other than an exempt prohibited transaction) or an impermissible delegation of authority within the meaning of the Employee Retirement Income Security Act of 1974, as amended, related provisions of the Internal Revenue Code of 1986, as amended, and implementing regulations (collectively, "ERISA") and (iii) without the consent of the Owner Participant, to any employee benefit plan subject to ERISA.

                  (e) PNM acknowledges and agrees that the acquisition by it of the 1996 Refunding Note shall constitute the purchase and acquisition by PNM of a Note for all purposes of the Consent and reaffirms for the benefit of the Owner Participant, each of its covenants and agreements contained therein.

                  (f) Without the prior written consent of the Owner Participant, PNM agrees that neither it nor any of its Affiliates, as holder of the 1996 Refunding Note, will give or participate in any request, demand, authorization, direction, notice, consent or waiver or other action available to a holder of the 1996 Refunding Note.


                                                                      [3][MFS-1]

                  (g) PNM will continue to satisfy its obligations to pay Rent under the Facility Lease by making cash payments at the time such Rent is due and payable, and in no case shall PNM tender, or be permitted to tender, any portion of the 1996 Refunding Note in satisfaction of its obligations to pay Rent.

                  (h) PNM represents and warrants that on and, as of the Closing Date, (i) PNM has obtained (A) the consent of each Equity Investor to the extent that such consent is required to purchase the 1996 Refunding Note and (B) each other consent that is required under any Participation Agreement and (ii) PNM is legally entitled to purchase and hold the 1996 Refunding Note.

                  SECTION 5.  Agreements of the Owner Participant.

                  (a) The Owner Participant agrees that the acquisition by PNM of the 1996 Refunding Note is in conformity with the Consent and will not, therefore, result in a breach by PNM of the Participation Agreement (after giving effect to the amendment to the Participation Agreement set forth in
Section 10 hereof).

                  (b) The Owner Participant will make a good faith effort to cooperate with the other parties hereto in connection with the Prepayment, the Redemption and the Issuance and Sale, SUBJECT NEVERTHELESS, to the provisions of the Transaction Documents, the Consent and this Agreement.

                  SECTION 6.  Closing.

                  (a) On September 27, 1996 (the "Closing Date"), subject to the satisfaction of the conditions set forth in Section 6(b), the parties hereto shall perform their respective obligations hereunder specified to be performed on or prior to the Closing Date.

                  (b) The obligation of the parties hereto to participate in the Prepayment, the Issuance and Sale and the Redemption shall be subject to the fulfillment on or before the Closing Date of the following conditions precedent (each instrument, document, certificate or opinion to be in form and substance satisfactory to each party hereto):

                  (i) The Owner Trustee shall have delivered to the Indenture Trustee the Owner Trustee Instrument with the authorization and direction subscribed thereon duly executed by the Owner Participant.

                  (ii) (A) The Owner Trustee and the Indenture Trustee shall have entered into the 1996 Supplement, (B) the Owner Trustee shall have executed and delivered (I) the Allonge and (II) the 1996 Refunding Note, (C) the Indenture Trustee shall have authenticated the 1996 Refunding Note and delivered the same to PNM, (D) the Funding Corporation and the Collateral Trust Trustee shall have accepted and

                                                                      [3][MFS-1]
         countersigned the Allonge and caused the same to be attached to the Subject Note and (E) the Collateral Trust Trustee shall have sufficient funds in the Account to pay the Aggregate Redemption Price.

                  (iii) No Default or Event of Default or Indenture Event of Default shall have occurred and be continuing.

                  (iv) All conditions precedent to the acquisition by PNM of the 1996 Refunding Note specified in the Consent shall have been fulfilled.

                  (v) The Collateral Trust Trustee shall have executed and delivered a Consent and Directive (delivered in its capacity as assignee and pledgee of Funding Corporation and as holder of all Notes) pursuant to which, among other things, it (1) consents to Section 10 hereof, (2) consents and agrees to an amendment to the Extension Letter to reflect the amendment to the Participation Agreement set forth in
         Section 10 hereof and (3) directs the Indenture Trustee to execute and deliver the 1996 Note Supplement.

                  (vi) The parties shall have received a favorable opinion of counsel from Keleher & McLeod, P.A., New Mexico counsel for PNM, dated the Closing Date and addressing such matters relating to the transactions in connection with the Redemption, the Issuance and Sale and the Prepayment as any party may reasonably have requested.

                  (vii) The parties shall have received a favorable opinion of counsel from Winthrop, Stimson, Putnam & Roberts, special counsel for PNM and counsel for the Funding Corporation, dated the Closing Date and addressing such matters relating to the transactions in connection with the Redemption, the Issuance and Sale and the Prepayment as any party may reasonably have requested.

                  (viii) The parties shall have received favorable opinions of counsel from (1) counsel to the Owner Trustee dated the Closing Date and in the form of Exhibit E.1 hereto, and (2) Winthrop, Stimson, Putnam & Roberts dated the Closing Date and in the form of Exhibit E.2 hereto.

                   (ix) The parties shall have received from the Owner Participant an acceptable opinion of counsel as to the due authorization, execution and delivery of this Agreement by, and the legal, valid and binding effect and enforceability of this Agreement against, the Owner Participant.

                  SECTION 7. Expenses. PNM agrees that the fees, expenses, disbursements and costs of the other parties hereto and the Collateral Trust Trustee reasonably incurred in connection with the Prepayment, the Issuance and Sale and the Redemption are payable by PNM, as Supplemental Rent, as contemplated by Section

                                                                      [3][MFS-1]

14(b) of the Participation Agreement. For purposes of such Section 14(b), PNM acknowledges and agrees that this Agreement and the transactions contemplated hereby and by the Consent are within the intent and scope of Section 14(b)(ii) of the Participation Agreement.

                  SECTION 8.  Request and Consent.

                  (a) In accordance with Section 2.01 of the Trust Agreement and
Section 3.5(2) of the Lease Indenture, the Owner Participant hereby requests, authorizes and directs the Owner Trustee and the Indenture Trustee (as applicable) to execute, deliver and perform this Agreement, the 1996 Note Supplement, the 1996 Refunding Note, the Allonge and the Owner Trustee Instrument.

                  (b) In accordance with Article X of the Lease Indenture, the Owner Trustee hereby requests that the Indenture Trustee execute and deliver the 1996 Note Supplement and consents to such execution and delivery.

                  SECTION 9. No Adjustment, etc. Anything in the Facility Lease or the other Transaction Documents to the contrary not withstanding, Basic Rent and the schedules to the Facility Lease will not be subject to adjustment to reflect either (i) the inclusion in income as to the Owner Participant of transaction expenses paid by PNM in connection with the Prepayment, the Issuance and Sale and the Redemption or (ii) the current deduction by the Owner Participant (in consequence of the Prepayment) of any portion of previously-incurred transaction expenses presently being amortized on a straight-line basis during the Basic Lease Term. PNM agrees that any net increase in the Owner Participant's Net Economic Return in consequence of the foregoing may be retained by the Owner Participant in connection with any future adjustment under the Facility Lease undertaken with the intent of preserving the Owner Participant's Net Economic Return.

                  SECTION 10.  Amendment to Participation Agreement.

                  Section 10(b)(3)(ix) of the Participation Agreement (as amended by Section 2(b) of Amendment No. 1 dated as of July 15, 1986 to the Participation Agreement) is hereby amended and restated in its entirety as follows:

                  "(ix) Notes and Bonds. Except with consent of the Owner Participant, the Lessee will not, and will not permit any of its Affiliates to, (A) acquire any of the Notes or, (B) except in connection with the selection of Bonds for redemption pursuant to the Collateral Trust Indenture (in strict accordance with the provisions of paragraph 3 of the commitment agreement dated the Refunding Date between PNM and the Loan Participant relating to the Lease Obligation Bonds

         Series 1986A or provisions (identical in all materials respects) of other commitment letters relating to other series of Bonds), any of the Bonds."

                  SECTION 11.  Additional Provisions.

                  (a) The following provisions of the Participation Agreement are incorporated herein by this reference, mutatis mutandis, and shall be applicable to and enforceable by the relevant party or parties hereto: Sections 16, 17(b) and 18 (except that the addresses of the parties for receipt of notices, etc., shall be as set forth on Schedule III hereto) and Sections 19(a) through Section 19(h).

                  (b)   Notwithstanding   Section  19(g)  of  the  Participation
Agreement (as incorporated by Section 11(a) hereof), the Consent shall survive the execution, delivery and performance of this Agreement.

                  (c) The recitals contained herein shall be taken as statements of PNM, and the other parties assume no responsibility for the correctness of the same.

                  (d) Chase and State Street are entering into this agreement solely in their respective trust capacities and not in their respective individual capacities. Anything herein to the contrary notwithstanding, all and each of the agreements herein made on the part of each such trustee are made and intended not as personal agreements but are made and intended solely for the purpose of binding the trust estate in respect of which Chase or State Street, as the case may be, is trustee.

                  IN WITNESS WHEREOF, the parties hereto have caused this Refunding Agreement No. 3 to be duly executed by their respective officers thereunto duly authorized.

                                       PUBLIC SERVICE COMPANY
                                         OF NEW MEXICO


                                       By:/s/ Mitch J. Manzec
                                          -------------------
                                          Name:   Mitch J. Manzec
                                          Title:  Treasurer


                                       MFS LEASING CORP.


                                       By:/s/ Kathleen A. Gallo
                                          ---------------------
                                          Name:   Kathleen A. Gallo
                                          Title:  Treasurer


                                       FIRST PV FUNDING CORPORATION


                                       By:/s/ Mark a. Ferrucci
                                          --------------------
                                          Name:   Mark A. Ferrucci
                                          Title:  President


                                       THE CHASE MANHATTAN BANK, as Indenture
                                         Trustee


                                       By:/s/ Patricia Kelly
                                          ------------------
                                          Name:   Patricia Kelly
                                          Title:  Vice President


                                       STATE STREET BANK AND TRUST COMPANY,
                                         not in its individual capacity
                                         but solely as Owner Trustee
                                         as aforesaid


                                       By:/s/ Patrick Thebado
                                          -------------------
                                          Name:   Patrick Thebado
                                          Title: Assistant Vice President




                                                                      [3][MFS-1]

                                                                   SCHEDULE I to
                                                       Refunding Agreement No. 3

1.       Name of Owner                 MFS Leasing Corp., a Delaware
         Participant:                  corporation


2.       Note to be Prepaid:           10.30% Non-Recourse Promissory
                                       Note, Fixed Rate Series (Due
                                       January 15, 2014), dated July
                                       17, 1986

3.       Amount to be Prepaid:         $32,256,000

4.       Prepayment Premium:           $1,993,420.80

5.       1996 Refunding Note:


              (i)    Interest Rate:    10.30%

             (ii)    Principal
                     Amount:           $32,256,000

            (iii)    Stated Maturity
                     of Principal:     January 15, 2014

             (iv)    Interest
                     payable from:     July 15, 1996

              (v)    Interest          January 15 and July 15 in each
                     Payment Dates:    year, commencing January 15,
                                       1997

             (vi)    Principal         As specified in Exhibit A to
                     Amortization:     the 1996 Note Supplement

            (vii)    Optional          As specified in Exhibit A to
                     Prepayment:       the 1996 Note Supplement

           (viii)    Other terms:      As specified in Exhibit A to
                                       the 1996 Note Supplement

6.       Purchase Price for            $32,256,000 plus accrued
         Refunding Note:               interest from July 15, 1996.


7.       Supplemental Rent
         Payment:                      $1,993,420.80

8.       Consent:                      Consent and Related Agreements
                                       dated as of April 22, 1996


                                                                      [3][MFS-1]

                                    Page I-1

                                                                  Schedule II to
                                                       Refunding Agreement No. 3




                                               PLEDGED LESSOR NOTES
                                               TO BE PREPAID IN PART


                                                        Collateral Trust
         Pledged Lessor Notes                               Reference

1.       Non-Recourse Promissory Note,                 Series A Supplemental
         Fixed  Rate Series (Due                       Indenture, Schedule 2,
         January 15, 2014),                            Item (2)(ix)
         $34,605,000, dated July 17,
         1986, 10.30%

2.       Non-Recourse Promissory Note,                 Series B Supplemental
         Fixed Rate Series (Due                        Indenture, Schedule 2,
         January 15, 2015),                            Item (2)(iv)
         $32,873,000, dated November
         25, 1986, 10.15%

3.       Non-Recourse Promissory Note,                 Series B Supplemental
         Fixed Rate Series (Due                        Indenture, Schedule 2,
         January 15, 2016),                            Item (2)(ix)
         $71,610,000, dated November
         25, 1986, 10.15%

4.       Non-Recourse Promissory Note,                 Series B Supplemental
         Fixed Rate Series (Due                        Indenture, Schedule 2,
         January 15, 2016),                            Item (2)(xv)
         $40,920,000, dated November
         25, 1986, 10.15%

5.       Non-Recourse Promissory Note,                 Series B Supplemental
         Fixed Rate Series (Due                        Indenture, Schedule 2,
         January 15, 2016),                            Item (2)(xviii)
         $34,101,000, dated November
         25, 1986, 10.15%

6.       Non-Recourse Promissory Note,                 Unit 1 Supplemental
         Fixed Rate Series (Due                        Indenture of Pledge,
         January 15, 2015),                            Schedule 1, Item
         $48,640,000, dated December                   (2)(iii)
         17, 1986, 10.15%

7.       Non-Recourse Promissory Note,                 Unit 2 Supplemental
         Fixed Rate Series (Due                        Indenture of Pledge,
         January 15, 2016),                            Schedule 1, Item
         $23,229,000, dated December                   (2)(iii)
         17, 1986, 10.15%



                                                                      [3][MFS-1]

                                    Page II-1

                                                                 Schedule III to
                                                       Refunding Agreement No. 3



                                    ADDRESSES


1.       Public Service Company of New Mexico
         Alvarado Square
         Albuquerque, New Mexico 87158
             Attention of Secretary

2.       MFS Leasing Corp.
         4500 New Linden Hill Road, Suite 210
         Wilmington, Delaware  19808
             Attention of President

3.       State Street Bank and Trust Company
         Two International Place, 4th Floor
         Boston, Massachusetts 02110
             Attention of Corporate Trust Department

4.       The Chase Manhattan Bank
         450 West 33rd Street, 15th Floor
         New York, New York 10001
             Attention of Corporate Trustee Administration

5.       First PV Funding Corporation
         Corporation Trust Center
         1209 Orange Street
         Wilmington, Delaware 19801
             Attention of President


                                                                      [3][MFS-1]

                                   Page III-1

When Recorded, Return to:                            Cheryl A. Ikegami
                                                     SNELL & WILMER
                                                     One Arizona Center
                                                     Phoenix, Arizona 85004-0001







                           1996 SUPPLEMENTAL INDENTURE

                         Dated as of September 27, 1996

                                       To


                TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND
                               ASSIGNMENT OF RENTS

                          Dated as of December 16, 1985

                                     between

                    STATE STREET BANK AND TRUST COMPANY, not
                     in its individual capacity, but solely
                         as Owner Trustee under a Trust
                       Agreement dated as of December 16,
                           1985 with MFS LEASING CORP.

                                       and

          THE CHASE MANHATTAN BANK (formerly known as "Chemical Bank"), as Indenture Trustee




         Original Indenture recorded December 31, 1985 as Instrument No.
           85-623277, re-recorded April 17, 1986 as Instrument No. 86-
          187652, and confirmed by document recorded April 25, 1986 as
           Instrument No. 86-203240, and Supplemental Indenture No. 1
          thereto dated as of July 15, 1986, recorded July 17, 1986 as
        Instrument No. 86-367467 and Supplemental Indenture No. 2 thereto dated as of November 18, 1986, recorded November 25, 1986, as
            Instrument No. 86-650769, all in Maricopa County, Arizona
                               Recorder's Office.




                                                                      [3][MFS-1]

             This 1996 SUPPLEMENTAL INDENTURE dated as of September 27, 1996 to Trust Indenture, Mortgage, Security Agreement and Assignment Of Rents dated as of December 16, 1985, between STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (State Street), not in its individual capacity, but solely as Owner Trustee (the Owner Trustee) under a Trust Agreement dated as of December 16, 1985, between State Street, whose address is Two International
Place, 4th Floor, Boston, Massachusetts 02110, with MFS LEASING CORP., a Delaware corporation (the Trust Agreement), and THE CHASE MANHATTAN BANK (formerly known as "Chemical Bank"), a New York banking corporation (the Indenture Trustee), whose address is 450 West 33rd Street, 15th Floor, New York, New York 10001.

                              W I T N E S S E T H:

             WHEREAS, the Owner Trustee (as successor owner trustee to The First National Bank of Boston, the owner trustee originally designated in and party to the Trust Agreement) and the Indenture Trustee have entered into a Trust
Indenture, Mortgage, Security Agreement and Assignment of Rents dated as of December 16, 1985 (as heretofore amended and supplemented, the Indenture) pursuant to which the Owner Trustee has issued the Fixed Rate Notes;

             WHEREAS, Section 3.5(1) of the Indenture provides, among other things, that the Fixed Rate Notes may be refunded with, in whole or in part, Additional Notes;

             WHEREAS, Section 3.5(4) of the Indenture provides, among other things, that the Owner Trustee and the Indenture Trustee may enter into indentures supplemental to the Indenture for, among other things, the purpose of establishing the terms, conditions and designations of Additional Notes;

             WHEREAS, the Owner Trustee has received an authorization and request from the Owner Participant to issue an Additional Note and, as a result, the Owner Trustee desires to issue an Additional Note to effect a refunding of a portion of the Fixed Rate Note due January 15, 2014 and to enter into this 1996 Supplemental Indenture to establish the terms, conditions and designations of such Additional Note;

             WHEREAS, Section 10.1(viii) of the Indenture provides that, without the consent of Holders of the Notes Outstanding, the Indenture Trustee may, with the written consent of the Owner Trustee, from time to time and at any time execute a supplement to the Indenture in order to evidence the issuance of and to provide the terms of Additional Notes;


                                                                      [3][MFS-1]

                                   Page III-2

             WHEREAS, the Owner Trustee desires to amend the Indenture as set forth in Section 3 hereof;

             WHEREAS, Section 10.2 of the Indenture provides that, upon receipt of a Directive, the Indenture Trustee shall execute a supplement to the Indenture as specified in such Directive; and

             WHEREAS, the Indenture Trustee has received a Directive directing it to execute this 1996 Supplemental Indenture;

             NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

             SECTION 6.  Definitions.

             For  purposes  hereof,   capitalized  terms  used  herein  and  not
otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture.

             SECTION 7. Terms, Conditions and Designations of the Additional Notes.

             (a)  The 1996 Refunding Note.

             There is hereby created and established a separate series of Notes of the Owner Trustee designated "Nonrecourse Promissory Note, 1996 Refunding Series" herein referred to as the 1996 Refunding Note. The 1996 Refunding Note shall be payable as to principal and bear interest on the principal amount thereof as follows:


1996 Refunding                      Interest Rate               Principal Amount
Note Due

January 15, 2014                     10.30%                     $32,256,000



The 1996 Refunding Note shall bear interest on the principal amount thereof from time to time Outstanding from the date thereof until paid at the rate of interest set forth therein. The principal amount of the 1996 Refunding Note shall be payable as set forth in Schedule 1 attached thereto. Installments of interest on and principal of (and premium, if any, on) the 1996 Refunding Note shall be due and payable on the dates specified in the 1996 Refunding Note. The 1996 Refunding Note shall be substantially in the form of Exhibit A hereto.

             SECTION 8.  Amendments.

             (a)           Amendment to Section 3.9(a).


                                                                      [3][MFS-1]

                                   Page III-3

             The following sentence is added at the end of Section 3.9(a) of the
Indenture:

             "In the event that (in accordance with the applicable provisions of a Note), the Owner Trustee determines to prepay a Note in part, the Owner Trustee may apply the principal portion of such prepayment to prepay such remaining installments of principal in such amounts as the Owner Trustee shall identify in its notice of prepayment (such notice of prepayment to be accompanied by an appropriately prepared replacement Schedule I to the Note being prepaid)."

             (b)           Amendment to Section 3.9(c).

             Anything in Section 3.9(c) of the Indenture and any provision of any Note to the contrary notwithstanding, in the event of the prepayment of a Note, (i) prior notice of such prepayment need not be given if the same Person is both Indenture Trustee and the holder, assignee and pledgee of the Note to be prepaid and (ii) any notice of optional prepayment may be made conditional upon receipt by the Owner Trustee of funds sufficient to pay the prepayment price due in connection with such prepayment.

             (c)           Amendment to Section 4.3.

             Anything in Section 4.3 of the Indenture to the contrary notwithstanding, at the request of the Owner Trustee, the Indenture Trustee shall not destroy cancelled Notes but shall return the same marked "CANCELLED" to the Owner Trustee.

             (d)           Amendment to Section 1.4.

             Pursuant to Arizona Revised Statutes, Section 33-404, (i) the beneficiary of the Trust Agreement is MFS Leasing Corp., a Delaware corporation whose address is 4500 New Linden Hill Road, Suite 210, Wilmington, Delaware 19808, Attention of President and (ii) the beneficiaries of this Indenture are
(A) Public Service Company of New Mexico, a New Mexico corporation whose address is Alvarado Square, Albuquerque, New Mexico 87158, Attention of Secretary, a Holder of a Note, and (B)(1) First PV Funding Corporation, a Delaware corporation whose address is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, Attention of President, and (2) by pledge and assignment, the banking corporation also acting as indenture trustee hereunder the address of which is set forth above, as their respective interests may appear, each a Holder of a Note. Copies of the Trust Agreement and this Indenture are available for inspection at the Indenture Trustee's Office.

             SECTION 9.  Miscellaneous.

             (a)  Effective Date of Supplemental Indenture.

                                                                      [3][MFS-1]

                                   Page III-4

             This 1996 Supplemental Indenture shall be and become effective upon the execution hereof by the parties hereto.

             (b)  Counterpart Execution.

             This 1996 Supplemental Indenture may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

             (c)  Execution as Supplemental Indenture.

             This 1996 Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this 1996 Supplemental Indenture forms a part thereof.

                                                                      [3][MFS-1]

                                   Page III-5

             IN WITNESS WHEREOF, the Owner Trustee and the Indenture Trustee have each caused this 1996 Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the date first set forth above.

                                       STATE STREET BANK AND TRUST COMPANY,  not
                                      in its  individual  capacity,  but  solely
                                      as   Owner    Trustee    under   the Trust
                                      Agreement dated as of December 16, 1985, with MFS Leasing Corp.,


                                      By /s/ Eric J. Donaghey
                                         --------------------
                                         Name:   Eric J. Donaghey
                                         Title:  Assistant Vice President


                                       THE CHASE MANHATTAN BANK, as Indenture
                                         Trustee,


                                       By:/s/ Patricia Kelly
                                          ------------------
                                          Name:   Patricia Kelly
                                          Title: Vice President


                                                                      [3][MFS-1]

                                   Page III-6

COMMONWEALTH OF MASSACHUSETTS )
                                                     ) ss.:
COUNTY OF SUFFOLK                                    )

             On the 27th day of September,  1996, before me personally came Eric
J. Donaghey, to me known, who, being by me duly sworn, did acknowledge, depose and say that he resides at ____________, Massachusetts; that he is an Assistant Vice President of STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company described in and which executed the foregoing instrument; and that he signed his name thereto on behalf of said trust company by authority of the Board of Directors of such trust company.


                                            ---------------------------
                                                     Notary Public


[NOTARIAL SEAL]                                      Term Expires:


                                                                      [3][MFS-1]

STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF NEW YORK                  )

             On the 27th day of September, 1996, before me personally came Patricia Kelly, to me known, who, being by me duly sworn, did acknowledge, depose and say that he resides at _________, New York; that she is a Vice President of THE CHASE MANHATTAN BANK, a New York banking corporation, described in and which executed the foregoing instrument; and that he signed his name thereto on behalf of said corporation by authority of the Board of Directors of such corporation.


                                            ---------------------------
                                                     Notary Public


[NOTARIAL SEAL]                                      Term Expires:


                                                                      [3][MFS-1]